COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 11 - COMMITMENTS AND CONTINGENCIES:

a.	Subcontracting Agreements

The Company has an existing turnkey manufacturing agreements with three of its major subcontractors in Israel in connection with manufacturing and assembling the Company’s products.

The Company has agreements with two of the subcontractors which are renewed automatically every year for an additional one-year period, unless either the Company or the turnkey manufacturer gives written notice three months prior to the expiration of the term of its decision not to renew the agreement.

Additionally, the Company or the turnkey manufacturer has the ability to terminate the contract at any time and for any reason with a prior written notice of four months.

In addition, in October 2019, the Company entered into a turnkey manufacturing agreement with another of its major subcontractors in Israel, Medimor (See also note 8). The agreement is for three years and renewed automatically every year afterwards for an additional one-year period, unless either the Company or Medimor gives written notice three months prior to the expiration of the term of its decision not to renew the agreement. Additionally, the Company or Medimor has the ability to terminate the agreement at any time and for any reason with a prior written notice of six months.

According to the agreements above, the Company does not have a minimum order obligation, but the Company provides the subcontractors a six-month rolling forecast with the projected demand for products. In case of termination of the agreement with each subcontractor, the Company has to compensate that subcontractor for non-returnable inventory, materials in orders that cannot be cancelled and finished products inventory. As of December 31, 2024, the subcontractors’ finished goods inventory, raw materials and open orders amounted to approximately $43,607. In order to secure these obligations, the Company paid its subcontractors advances in the amount of $13,502.

b.	Litigation and contingencies

On February 14, 2024, a purported shareholder of the Company filed a putative shareholder class action in the United States District Court for the Central District of California against the Company and certain of its officers and directors. The lawsuit is purportedly brought on behalf of purchasers of the Company’s common stock between February 18, 2020 and December 6, 2023, inclusive. The complaint alleges claims under Sections 10(b) and 20(a) of the Exchange Act based on allegedly false or misleading statements related to the Company’s business, operations, sales practices and financial outlook. The lawsuit seeks unspecified damages and other relief. The court entered an order appointing a group of shareholder funds as the lead plaintiffs, who filed an amended complaint on January 31, 2025. The Company’s deadline to respond to the amended complaint is April 1, 2025.

The aforementioned legal proceeding is in the preliminary stages, and the Company has not yet responded to the complaint. As of the date of this filing, the Company is unable to estimate the range of loss, if any, that could result were there to be an adverse final decision in this case, and an estimated liability has not been recorded in the Company’s financial statements. The defendants intend to deny the allegations of wrongdoing and vigorously defend itself against the claims.

In addition, as is the case from time to time, the Company was involved in various claims, legal proceedings and investigations.